UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number		811-07390

Boulder Total Return Fund, Inc.
(Exact name of registrant as specified in charter)

2344 Spruce Street, Suite A Boulder, CO		80302
(Address of principal executive offices)		(Zip code)

Stephen C. Miller, Esq. 2344 Spruce Street, Suite A Boulder, CO 80302
(Name and address of agent for service)

Registrant's telephone number, including area code:		303-444-5483

Date of fiscal year end:	November 30

Date of reporting period:	February 29, 2008

Item 1. Schedule of Investments.

Portfolio of Investments as of February 29, 2008	Boulder Total Return Fund, Inc.
(Unaudited)

Shares	Description	Value (Note 1)
LONG TERM INVESTMENTS-98.2%
DOMESTIC COMMON STOCKS-82.7%
Beverages-2.9%
220,000	Anheuser-Busch Companies, Inc. (a)	$10,359,800

Buildings - Residential/Commercial-0.5%
34,100	DR Horton, Inc. (a)	478,423
10,000	KB Home (a)	239,300
22,700	Ryland Group, Inc. (a)	642,183
18,900	Toll Brothers, Inc.† (a)	400,869
		1,760,775
Construction Machinery-1.2%
60,000	Caterpillar, Inc. (a)	4,339,800

Diversified-39.0%
690	Berkshire Hathaway, Inc., Class A†	96,600,000
9,200	Berkshire Hathaway, Inc., Class B†	43,005,400
		139,605,400
Diversified Financial Services-3.6%
135,328	Legg Mason, Inc.	8,937,061
100,000	Moody’s Corporation (a)	3,798,000
		12,735,061
Financial Services-2.0%
293,360	Citigroup, Inc. (a)	6,955,566

Health Care Products & Services-0.9%
52,000	Johnson & Johnson	3,221,920

Insurance-3.2%
106,000	American International Group, Inc. (a)	4,967,160
120,000	First American Corporation (a)	4,179,600
83,000	Marsh & McLennan Companies, Inc. (a)	2,114,010
		11,260,770
Manufacturing-3.4%
150,500	Eaton Corporation	12,134,815

Pharmaceuticals-0.6%
100,000	Pfizer, Inc.	2,228,000

Real Estate Investment Trust (REIT)-0.7%
75,000	Redwood Trust, Inc. (a)	2,506,500

Retail-18.9%
110,000	The Home Depot, Inc. (a)	2,920,500
370,000	Wal-Mart Stores, Inc.	18,348,300
150,000	Walgreen Company	5,476,500
1,180,000	Yum! Brands, Inc. (a)	40,651,000
		67,396,300

Shares	Description	Value (Note 1)
DOMESTIC COMMON STOCKS - continued
Registered Investment Company (RIC)-2.5%
421,200	Flaherty & Crumrine/Claymore Preferred Securities Income Fund, Inc.	$6,916,104
124,592	Flaherty & Crumrine/Claymore Total Return Fund, Inc.	2,180,360
		9,096,464
Savings & Loan Companies-1.6%
392,549	Washington Mutual, Inc. (a)	5,809,725

Transport - Trucking-1.7%
60,000	Burlington Northern Santa Fe Corporation (a)	5,266,800
63,100	YRC Worldwide, Inc.† (a)	868,256
		6,135,056
	Total Domestic Common Stocks (cost $179,592,825)	295,545,952

FOREIGN COMMON STOCKS-12.1%
Canada-0.3%
123,000	Canfor Pulp Income Fund (a)	1,105,167

Hong Kong-4.8%
515,000	Cheung Kong Holdings, Ltd.	7,876,591
500,000	Henderson Investment, Ltd., REIT	24,741
104,500	Henderson Land Development Co., Ltd.	831,364
6,156,000	Midland Holdings, Ltd.	8,513,242
		17,245,938
Japan-0.8%
772	New City Residence Investment Corporation, REIT (a)	2,840,171

Netherlands-1.5%
95,117	Heineken NV	5,399,009

New Zealand-1.2%
4,150,136	Kiwi Income Property Trust, REIT	4,126,714

Turkey-0.0%
57,183	Dogus Ge Gayrimenkul Yatirim Ortakligi A.S., REIT†	54,426

United Kingdom-3.5%
75,000	Diageo PLC, Sponsored ADR	6,157,500
705,000	Lloyds TSB Group PLC	6,359,816
		12,517,316
	Total Foreign Common Stocks (cost $31,112,241)	43,288,741

AUCTION MARKET PREFERRED SECURITIES-3.4%
120	Cohen & Steers Quality Income & Realty Fund, Series M7	3,000,000
200	Cohen & Steers REIT & Utility Income Fund, Inc. Series T28	5,000,000
120	Duff & Phelps Utility & Corporate Fund	3,000,000
50	Neuberger Berman Real Estate Income Fund, Series B	1,250,000
	Total Auction Market Preferred Securities (cost $12,250,130)	12,250,000

	Total Long Term Investments (cost $222,955,196)	351,084,693

Par Value	Description	Value (Note 1)
SHORT TERM INVESTMENTS-15.0%
BANK DEPOSITS-0.3%
$995,971	Eurodollar Time Deposit, 2.352% due 03/03/08 (cost $995,971)	$995,971

FOREIGN GOVERNMENT BONDS-1.4%
New Zealand-0.7%
3,300,000	New Zealand Treasury Bill, 6.000% due 07/15/08(a) NZD	2,631,266

United Kingdom-0.7%
1,210,000	United Kingdom Treasury Bill, 5.340% due 03/10/08 GBP	2,403,802
	Total Foreign Government Bonds (cost $4,962,218)	5,035,068

INVESTMENT OF SECURITY LENDING COLLATERAL-13.3%
47,547,326	State Street Navigator Securities Lending Prime Portfolio (cost $47,547,326)	47,547,326

	Total Short Term Investments (cost $53,505,515)	53,578,365

Total Investments-113.2%
	(cost $276,460,711)	404,663,058
	Other Assets and Liabilities-(13.2)%	(47,109,841)
	Total Net Assets Available to Common Stock and Preferred Stock-100%	357,553,217
	Auction Market Preferred Stock (AMPs) Redemption Value	(77,500,000)
	Total Net Assets Available to Common Stock	$280,053,217

†	Non-income producing security.
(a)	Securities or partial securities on loan. See Note 1.

ADR -	American Depositary Receipt
GBP -	British Pound
NZD -	New Zealand Dollar

Boulder Total Return Fund, Inc.

February 29, 2008 (Unaudited)

Note 1. Valuation and Investment Practices

Portfolio Valuation: The net asset value of the Fund’s Common Stock is determined by the Fund’s administrator no less frequently than on the last business day of each week and month. It is determined by dividing the value of the Fund’s net assets attributable to common shares by the number of shares of Common Stock outstanding. The value of the Fund’s net assets attributable to Common Stock is deemed to equal the value of the Fund’s total assets less (i) the Fund’s liabilities and (ii) the aggregate liquidation value of the outstanding Taxable Auction Market Preferred Stock. Securities listed on a national securities exchange are valued on the basis of the last sale on such exchange or the NASDAQ Official Close Price on the day of valuation. In the absence of sales of listed securities and with respect to securities for which the most recent sale prices are not deemed to represent fair market value, and unlisted securities (other than money market instruments), securities are valued at the mean between the closing bid and asked prices, or based on a matrix system which utilizes information (such as credit ratings, yields and maturities) from independent sources. Investments for which market quotations are not readily available or do not otherwise accurately reflect the fair value of the investment are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including reference to valuations of other securities which are considered comparable in quality, maturity and type. Investments in money market instruments, which mature in 60 days or less at the time of purchase, are valued at amortized cost.

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective December 1, 2007. In accordance with FAS 157, fair value is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•                  Level 1 – quoted prices in active markets for identical investments

•                  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the Fund to measure fair value during the three months ended February 29, 2008 maximized the use of observable inputs and minimized the use of unobservable inputs. The Fund utilized the following fair value techniques: multi-dimensional relational pricing model, option adjusted spread pricing and estimated the price that would have prevailed in a liquid market for an international equity given information available at the time of evaluation.

The following is a summary of the inputs used as of February 29, 2008 in valuing the Fund’s investments carried at value:

4

Valuation Inputs	Investments in Securities
Level 1 - Quoted Prices	$351,084,693
Level 2 - Other Significant Observable Inputs	53,578,365
Level 3 - Significant Unobservable Inputs	—
Total	$404,663,058

*Other financial instruments include futures, forwards and swap contracts.

Securities Transactions and Investment Income: Securities transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on ex-dividend dates. Interest income is recorded using the interest method.

The actual amounts of dividend income and return of capital received from investments in real estate investment trusts (“REITS”) and registered investment companies (“RICS”) at calendar year-end are determined after the end of the fiscal year. The Fund therefore estimates these amounts for accounting purposes until the actual characterization of REIT and RIC distributions is known. Distributions received in excess of the estimate are recorded as a reduction of the cost of investments.

Foreign Currency Translation: The books and records of the Fund are maintained in US dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies are translated in US dollars at the exchange rate prevailing at the end of the period, and purchases and sales of investment securities, income and expenses transacted in foreign currencies are translated at the exchange rate on the dates of such transactions.

Foreign currency gains and losses result from fluctuations in exchange rates between trade date and settlement date on securities transactions, foreign currency transactions and the difference between amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and the subsequent sale trade date is included in gains and losses on investment securities sold.

Repurchase Agreements: The Fund may engage in repurchase agreement transactions. The Fund’s Management reviews and approves periodically the eligibility of the banks and dealers with which the Fund enters into repurchase agreement transactions. The value of the collateral underlying such transactions is at least equal at all times to the total amount of the repurchase obligations, including interest. The Fund maintains possession of the collateral and, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is the possibility of loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities.

Lending of Portfolio Securities:  The Fund, using State Street Bank and Trust Company as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lenders’ fees. The Fund receives cash collateral, which is invested by the lending agent in short-term money market instruments, in an amount at least equal to the current market value of the loaned securities. Currently, the cash collateral is invested in the State Street Navigator Securities Lending Prime Portfolio. To the extent that advisory or other fees paid by State Street Navigator Securities Lending Portfolio are for the same or similar services as fees paid by the Fund, there will be a layering of fees, which would increase expenses and decrease returns.  Information regarding the value of the securities loaned and the value of the collateral at period end is included at the end of the Fund’s Portfolio of Investments. Although risk is

5

mitigated by the collateral, the Fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities when due.

As of February 29, 2008, the Fund had outstanding loans of securities of $49,599,713 to certain approved brokers for which the Fund received collateral of $47,547,326.

Note 2. Unrealized Appreciation/(Depreciation)

On February 29, 2008, based on cost of $276,460,711 for federal income tax purposes, aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost was $138,234,767 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value was $10,032,420.

6

Item 2. Controls and Procedures.

(a) The registrant’s Principal Executive Officer and Principal Financial Officer concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) were effective as of a date within 90 days prior to the filing date of this report (the “Evaluation Date”), based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures as of the Evaluation Date.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications of the Principal Executive Officer and Principal Financial Officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are attached hereto as Exhibit 99CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BOULDER TOTAL RETURN FUND, INC.

By	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)

Date	4/24/08

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Stephen C. Miller
Stephen C. Miller, President (Principal Executive Officer)

Date	4/24/08

By	/s/ Carl D. Johns
Carl D. Johns, Chief Financial Officer, Vice President and Treasurer (Principal Financial Officer)

Date	4/24/08